Exhibit 10.1

Attachment

Each of the following executive officers of Myriad Genetics, Inc. has entered into the Company’s standard form Executive Retention Agreement.

Executive Officer	Execution Date
Mark C. Capone, President and Chief Executive Officer	November 17, 2006, as amended October 12, 2007, and further amended September 29, 2015
Alexander Ford, President, Myriad Genetic Laboratories, Inc.	July 1, 2015, as amended September 29, 2015
Gary A. King, EVP International Operations	July 8, 2010, as amended September 29, 2015
Jerry S. Lanchbury, Ph.D., Chief Scientific Officer	February 17, 2005, as amended October 12, 2007, and further amended September 29, 2015
Richard M. Marsh, Esq., EVP, General Counsel and Secretary	February 17, 2005, as amended October 12, 2007, and further amended September 29, 2015
Ralph L. McDade, President, Myriad RBM, Inc.	September 29, 2015
R. Bryan Riggsbee, Chief Financial Officer and Treasurer	December 18, 2014, as amended September 29, 2015
Bernard F. Tobin, President, Crescendo Biosciences, Inc.	December 19, 2014, as amended September 29, 2015
Mark Verratti, President, Assurex Health, Inc.	September 19, 2017